EXHIBIT 99.2

                 The Confirmation, dated as of December 29, 2006

[LOGO OMITTED] UBS


Date:                      29 December 2006

To:                        UBS Real Estate Securities, Inc. ("Counterparty")

Attention:                 Swaps Administration

From:                      UBS AG, London Branch ("UBS AG")

Subject:                   Interest Rate Cap Transaction
                           UBS AG Ref: 37503107
Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

UBS, Counterparty and The Bank of New York, not in its individual capacity, but solely as trustee of the Supplemental Interest Trust for CWALT, Inc., Alternative Loan Trust 2006-43CB (the "Transferee") have entered into an assignment agreement (the "Assignment Agreement") relating to this Transaction. Upon payment of the Fixed Amount and satisfaction of any other conditions described herein, as of 29 December 2006 (the "Transfer Date"), under the terms of the Assignment Agreement, among other things, Counterparty will transfer its interest as Counterparty to the Transaction under this Confirmation to the Transferee, and under which the Transferee shall assume the rights and obligations of Counterparty to the Transaction under this Confirmation (the "Transfer"). Upon Transfer of this Transaction to the Transferee, all references to Party B or the Counterparty or words of similar meaning or import shall be deemed to be a reference to the Transferee.

As of the date of such Transfer, the Transferee and UBS will be deemed to enter into an ISDA Master Agreement in the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) published by the International Swaps and Derivatives Association, Inc. (the "Form ISDA Master Agreement") without any Schedule, except for the elections and modifications that are provided in this Confirmation. As of the date of such Transfer, as between the Transferee and UBS, this Confirmation shall be deemed to supplement, form a part of, and be subject to the Form ISDA Master Agreement. All provisions contained in the Form ISDA Master Agreement shall govern this Confirmation except as expressly modified herein.

The terms of the particular Interest Rate Cap Transaction to which this Confirmation relates are as follows:

General Terms
-------------

Trade Date:                   29 December 2006

Effective Date                28 December 2006



UBS AG Ref:       37503107

Termination Date:              25 March 2015

Calculation Amount:            Initially USD 10,000,000.00 amortizing as per
                               the Amortization Schedule below

Amortization Schedule:

---------------------------------------------------------------------------------------------------
        Period from and including:   Period up to but excluding:        Calculation Amount (USD)
---------------------------------------------------------------------------------------------------
              Effective Date                  25-Jan-07                      10,000,000.00
                 25-Jan-07                    25-Feb-07                       9,932,707.41
                 25-Feb-07                    25-Mar-07                       9,841,159.82
                 25-Mar-07                    25-Apr-07                       9,725,687.08
                 25-Apr-07                    25-May-07                       9,586,685.48
                 25-May-07                    25-Jun-07                       9,424,620.71
                 25-Jun-07                    25-Jul-07                       9,240,027.12
                 25-Jul-07                    25-Aug-07                       9,033,506.50
                 25-Aug-07                    25-Sep-07                       8,805,726.56
                 25-Sep-07                    25-Oct-07                       8,557,419.18
                 25-Oct-07                    25-Nov-07                       8,289,378.14
                 25-Nov-07                    25-Dec-07                       8,002,456.73
                 25-Dec-07                    25-Jan-08                       7,697,564.86
                 25-Jan-08                    25-Feb-08                       7,400,737.97
                 25-Feb-08                    25-Mar-08                       7,111,825.72
                 25-Mar-08                    25-Apr-08                       6,830,680.58
                 25-Apr-08                    25-May-08                       6,557,157.76
                 25-May-08                    25-Jun-08                       6,291,115.14
                 25-Jun-08                    25-Jul-08                       6,032,413.28
                 25-Jul-08                    25-Aug-08                       5,780,915.29
                 25-Aug-08                    25-Sep-08                       5,536,486.84
                 25-Sep-08                    25-Oct-08                       5,298,996.11
                 25-Oct-08                    25-Nov-08                       5,068,313.72
                 25-Nov-08                    25-Dec-08                       4,844,312.68
                 25-Dec-08                    25-Jan-09                       4,626,868.38
                 25-Jan-09                    25-Feb-09                       4,415,858.53
                 25-Feb-09                    25-Mar-09                       4,211,163.09
                 25-Mar-09                    25-Apr-09                       4,012,664.27
                 25-Apr-09                    25-May-09                       3,820,246.47
                 25-May-09                    25-Jun-09                       3,633,796.24
                 25-Jun-09                    25-Jul-09                       3,453,202.21
                 25-Jul-09                    25-Aug-09                       3,278,355.13
                 25-Aug-09                    25-Sep-09                       3,109,147.75
                 25-Sep-09                    25-Oct-09                       2,945,474.82
                 25-Oct-09                    25-Nov-09                       2,787,233.05
                 25-Nov-09                    25-Dec-09                       2,634,321.06
                 25-Dec-09                    25-Jan-10                       2,486,639.39
                 25-Jan-10                    25-Feb-10                       2,344,090.38



UBS AG Ref:       37503107
                                       2

                 25-Feb-10                    25-Mar-10                       2,206,578.23
                 25-Mar-10                    25-Apr-10                       2,074,008.90
                 25-Apr-10                    25-May-10                       1,946,290.11
                 25-May-10                    25-Jun-10                       1,823,331.28
                 25-Jun-10                    25-Jul-10                       1,705,043.53
                 25-Jul-10                    25-Aug-10                       1,591,339.64
                 25-Aug-10                    25-Sep-10                       1,482,134.00
                 25-Sep-10                    25-Oct-10                       1,377,342.59
                 25-Oct-10                    25-Nov-10                       1,276,882.97
                 25-Nov-10                    25-Dec-10                       1,180,674.22
                 25-Dec-10                    25-Jan-11                       1,088,636.94
                 25-Jan-11                    25-Feb-11                       1,000,693.19
                 25-Feb-11                    25-Mar-11                         916,766.49
                 25-Mar-11                    25-Apr-11                         836,781.79
                 25-Apr-11                    25-May-11                         760,665.44
                 25-May-11                    25-Jun-11                         688,345.14
                 25-Jun-11                    25-Jul-11                         619,749.95
                 25-Jul-11                    25-Aug-11                         554,810.25
                 25-Aug-11                    25-Sep-11                         493,457.73
                 25-Sep-11                    25-Oct-11                         435,625.33
                 25-Oct-11                    25-Nov-11                         381,247.25
                 25-Nov-11                    25-Dec-11                         330,258.91
                 25-Dec-11                    25-Jan-12                         282,596.94
                 25-Jan-12                    25-Feb-12                         277,551.91
                 25-Feb-12                    25-Mar-12                         275,504.02
                 25-Mar-12                    25-Apr-12                         275,434.38
                 25-Apr-12                    25-May-12                         275,364.75
                 25-May-12                    25-Jun-12                         275,295.11
                 25-Jun-12                    25-Jul-12                         275,225.47
                 25-Jul-12                    25-Aug-12                         275,155.84
                 25-Aug-12                    25-Sep-12                         275,086.20
                 25-Sep-12                    25-Oct-12                         275,016.56
                 25-Oct-12                    25-Nov-12                         274,946.93
                 25-Nov-12                    25-Dec-12                         274,877.29
                 25-Dec-12                    25-Jan-13                         274,807.66
                 25-Jan-13                    25-Feb-13                         274,738.02
                 25-Feb-13                    25-Mar-13                         274,668.38
                 25-Mar-13                    25-Apr-13                         274,598.75
                 25-Apr-13                    25-May-13                         274,529.11
                 25-May-13                    25-Jun-13                         274,459.47
                 25-Jun-13                    25-Jul-13                         274,389.84
                 25-Jul-13                    25-Aug-13                         274,320.20
                 25-Aug-13                    25-Sep-13                         274,250.56
                 25-Sep-13                    25-Oct-13                         274,180.93
                 25-Oct-13                    25-Nov-13                         274,111.29
                 25-Nov-13                    25-Dec-13                         274,041.66



UBS AG Ref:       37503107
                                       3

                 25-Dec-13                    25-Jan-14                         273,972.02
                 25-Jan-14                    25-Feb-14                         273,902.38
                 25-Feb-14                    25-Mar-14                         273,832.75
                 25-Mar-14                    25-Apr-14                         273,763.11
                 25-Apr-14                    25-May-14                         273,693.47
                 25-May-14                    25-Jun-14                         273,623.84
                 25-Jun-14                    25-Jul-14                         249,619.71
                 25-Jul-14                    25-Aug-14                         212,212.07
                 25-Aug-14                    25-Sep-14                         175,933.78
                 25-Sep-14                    25-Oct-14                         140,758.49
                 25-Oct-14                    25-Nov-14                         106,660.40
                 25-Nov-14                    25-Dec-14                          73,614.25
                 25-Dec-14                    25-Jan-15                          41,595.33
                 25-Jan-15                    25-Feb-15                          25,538.94
                 25-Feb-15                Termination Date                       10,015.46

The dates in the above schedule with the exception of the Effective Date will be subject to no adjustment

Seller of the Cap:                           UBS AG

Buyer of the Cap:                            Counterparty

Calculation Agent:                           UBS AG; provided, however, that if an Event of Default occurs where UBS AG is the Defaulting Party, and such Event of Default remains in effect, then Counterparty may appoint a financial institution that is a Reference Market-maker to act as the
                                             Calculation Agent.

Business Days:                               New York

Broker:                                      None

Fixed Amounts

Fixed Rate Payer:                            Counterparty

Fixed Amount:                                14 November 2006

Fixed Rate Payer Payment Date:               USD 40,000.00

Business Day Convention:                     Not Applicable

Floating Amounts
----------------

Floating Rate Payer:                         UBS AG

Cap Rate:                                    5.40% per annum



UBS AG Ref:       37503107
                                       4


Floating Amount:                             To be determined in accordance with the following formula:
                                             Greater of
                                             (1) Calculation Amount * Floating Rate Day Count Fraction *
                                             (Floating Rate Option - Cap Rate) and
                                             (2) 0

Floating Rate Option:                        USD-LIBOR-BBA, provided however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 8.90 percent per annum, the Floating Rate for such Calculation Period shall be deemed equal to 8.90 percent per annum



Designated Maturity:                         One Month

Spread:                                      None

Floating Rate Day Count Fraction:            30/360

Floating  Rate Payer Period End Dates:       The 25th calendar day of each month during the Term of the
                                             Transaction, commencing on 25 January 2007, and ending on the
                                             Termination Date, subject to no adjustment.

Floating Rate Payer Payment Dates:           Early Payment shall be  applicable.  The Floating Rate Payer Payment Dates shall be two Business  Days prior to each  Floating  Rate Payer Period End
                                             Date.

Reset Dates:                                 First day of each Calculation Period.

Business Day Convention:                     Modified Following

Additional Provisions:

(i) "Specified Entity" means in relation to UBS AG and Counterparty for the purpose of: --

         Section 5(a)(v),           Not Applicable
         Section 5(a)(vi),          Not Applicable
         Section 5(a)(vii),         Not Applicable
         Section 5(b)(iv),          Not Applicable

(ii) "Specified Transaction" will be inapplicable to UBS AG and the Counterparty.

(iii) The "Breach of Agreement" provisions of Section 5(a)(ii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iv) The "Credit Support Default" provisions of Section 5(a)(iii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(v) The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.



UBS AG Ref:       37503107

(vi) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vii) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(viii) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(ix) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(x) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) is held to the invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties.

         The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(xi) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(xii) Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION. EACH PARTY ALSO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY'S ENTERING INTO THIS AGREEMENT.

(xiii) Fully Paid Transaction. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Counterparty has satisfied all of its payment obligations under Section 2(a)(i) of the Agreement with respect to this Transaction, and unless UBS AG is required to return (whether pursuant to an order of a court with due authority to cause UBS AG to be required to return any such payment to Counterparty (or any duly authorized representative thereof) or whether otherwise pursuant to appropriate proceedings to return to Counterparty (or any duly authorized representative thereof)) or UBS AG otherwise returns to Counterparty (or any duly authorized representative thereof) upon demand of Counterparty (or any duly authorized representative thereof) any portion of such payment, then: (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party in respect of



UBS AG Ref:       37503107
         this Transaction and (b) UBS AG shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement in respect of this Transaction only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to UBS AG as the Affected Party or Section 5(b)(iii) of the Agreement with respect to UBS AG as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date, each as defined in this Confirmation.

(xiv) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xv) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(xvi) Proceedings. UBS AG covenants and agrees that it will not institute against or join any other person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, winding up or liquidation proceedings, or other proceedings under any United States federal or state, or other bankruptcy, insolvency, liquidation, or similar law, in connection with any obligations relating to this Transaction or otherwise prior to the date that is one year and one day or, if longer, the applicable preference period after all the offered certificates have been paid in full; provided, that this paragraph shall not restrict or prohibit UBS AG, after the filing of any proceeding filed independently of UBS AG, from joining any other person, including without limitation the Bank of New York, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or other analogous proceedings relating to Counterparty under any bankruptcy or similar law.

(xvii) The ISDA Form is hereby amended as follows: for the purposes of this Transaction, the word "third" shall be replaced by the word "first" in the third line of Section 5(a)(i) of the ISDA Form; provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under Section 5(a)(i) if, as demonstrated to the reasonable satisfaction of the other party, (a) the failure to pay or deliver is caused by an error or omission of an administrative or operational nature; and (b) funds or the relevant instrument were available to such party to enable it to make the relevant payment or delivery when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from the other party of such failure to pay.

(xvii)   Multibranch Party. For the purpose of Section 10(c) of the Agreement:

         (i) UBS AG is a Multibranch Party and may act through its branches in any of the following territories or countries: England and Wales, United States of America, Switzerland, Hong Kong, Australia and Singapore.

         (ii) Counterparty is not a Multibranch Party.

(xix) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

         (i)  Market Quotation will apply.
         (ii) The Second Method will apply.


UBS AG Ref:       37503107

(xx) Event of Default relating to Bankruptcy. Clause (2) of Section 5(a)(vii) shall not apply to Counterparty.

(xxi) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxii) Credit Support Provider and Credit Support Document: shall not apply to either party



(xxiii) Permitted Assignment: For purposes of Section 7 of the Agreement, UBS AG hereby consents to the Transfer under the Assignment Agreement.

(xxvii) Payer Tax Representations: For the purposes of Section 3(e) of the Master Agreement, UBS AG will make the following representation and Counterparty will not make the following representation: it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(xxviii) Payee Tax Representations: For the purpose of Section 3(f) of the Master Agreement, the Counterparty makes the following representation:

         (1) To the extent that the Counterparty is UBS Real Estate Securities, Inc. the Counterparty is incorporated under the laws of the State of Delaware and regarded as a corporation for U.S. Federal income tax purposes.

         (2) To the extent that the Counterparty is the Transferee, the counterparty is a common law trust formed under the laws of the State of New York and regarded as a grantor trust owned proportionately by the holders of the Class 1-A-2 Certificates of the CWALT, Inc. Alternative Loan Trust 2006-43CB, Mortgage Pass-Through Certificates, Series 2006-43CB.


(xxiv)   Agreement to Deliver Documents:

For the purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

         (a)  Tax forms, documents or other certificates to be delivered are:



UBS AG Ref:       37503107

Party required to             Form/Document/Certificate              Date by which to
deliver document                                                     be delivered

UBS AG and Counterparty       Any form or document required or       Promptly upon
                              reasonably requested to allow the      reasonable demand by
                              other party to make payments           the other party.
                              without any deduction or
                              withholding for or on account of
                              any Tax, or with such deduction or
                              withholding at a reduced rate.

Counterparty                  To the extent that the Counterparty    (i) Upon execution and
                              is the Transferee, one duly            delivery of this
                              executed and completed U.S.            Confirmation; with such
                              Internal Revenue Service Form W-9      form to be updated as
                              (or successor thereto) executed by     required under
                              such party or parties as may be        applicable U.S.
                              required under applicable U.S.         Treasury Regulations;
                              Treasury Regulations.                  (ii) promptly upon
                                                                     demand by UBS AG and
                                                                     (iii) promptly upon
                                                                     learning that any
                                                                     Form W-9 (or any
                                                                     successor thereto)
                                                                     has become obsolete or
                                                                     incorrect.
Counterparty                  To the extent that the Counterparty
                              is UBS Real Estate Securities,
                              Inc., one duly executed and
                              completed U.S. Internal Form W-9
                              (or successor thereto) executed by
                              such party or parties as may be
                              required under applicable U.S.
                              Treasury Regulations.

(b)   Other documents to be delivered are:

Party required to           Form/Document/                          Date by which to          Covered by Section 3(d)
deliver document            Certificate                             be delivered              Representation
UBS AG                      Any documents required by the           Upon the execution and    Yes
                            receiving party to evidence the         delivery of this
                            authority of the delivering party       Agreement and such
                            for it to execute and deliver this      Confirmation
                            Confirmation and to evidence the
                            authority of the delivering party
                            to perform its obligations under
                            this Agreement or the Transaction
                            governed by this Confirmation



UBS AG Ref:       37503107
                                      9

Party required to           Form/Document/                          Date by which to          Covered by Section 3(d)
deliver document            Certificate                             be delivered              Representation

UBS AG                      A certificate of an authorized          Upon the execution and    Yes
                            officer of the party, as to the         delivery of this
                            incumbency and authority of the         Confirmation
                            respective officers of the party
                            signing this Confirmation

(xxv)    Relationship Between Parties
-------------------------------------

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

 (a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

 (b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

 (c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.


References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

(xxx)    Account Details for UBS AG: Currency: USD
Correspondent Bank:                   UBS AG, STAMFORD BRANCH
Swift Address:                        UBSWUS33XXX
Favour:                               UBS AG LONDON BRANCH
Swift Address:                        UBSWGB2LXXX
Account No:                           101-wa-140007-000
Further Credit To:
Swift Address:
Account No:



UBS AG Ref:       37503107

(xxvi)   Offices
-------- -------
(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and
(b) The office of Counterparty for the Interest Rate Cap Transaction is New York

Contact Names at UBS AG:
------------------------

Payment Inquiries                     Elisa Doctor                                Mailto:DL-USOTCRATES-SETTS@ubs.com
                                                                                  ----------------------------------
Pre Value Payments:                   Pre Value Payment Investigations:           203.719.1110
Post Value Payments:                  Post Value Payment Investigations:          203.719.1110
Confirmation Queries:                 Confirmation Control:                       203.719.3733
ISDA  Documentation:                  Credit Risk Management:                     212.713.1170
Swift:                                UBSWGB2L
Fax:                                  203.719.0274
Address:                              UBS AG
                                      677 Washington Blvd
                                      Stamford CT 06901
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Address for notices or communications to the Counterparty (effective solely upon
Transfer to Counterparty under the Assignment Agreement):

The Bank of New York
101 Barclay Street
New York, NY 10286
MBS Structured Finance Services
Attn: Matthew J. Sabino
Telephone: 212-815-4800
Telephone: 212-815-6093
Fax: 212-815-3986
Email: msabino@bankofny.com


Payments to Counterparty (effective solely upon Transfer to Counterparty under the Assignment Agreement):

The Bank of New York
New York, NY
ABA#: 021-000-018
GLA#: 111-565
For Further Credit: TAS A/C 501673
Attn: Matthew J. Sabino
Email: msabino@bankofny.com
Telephone: 212-815-6093



UBS AG Ref:       37503107
                                      11

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

UBS AG LONDON BRANCH


By: /s/ Christopher Dingle       By: /s/ Jonathan McTernan
Name: Christopher Dingle         Name: Jonathan McTernan
Title: Associate Director        Title: Associate Director




Acknowledged and Agreed by UBS Real Estate Securities, Inc. as of the date first written above:

By: /s/ Agnes Teng               By: /s/ Sameer Tikoo

Name : Agnes Teng                Name: Sameer Tikoo
Title : Associate Director       Title: Associate Director

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP
UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.
Representatives of UBS Limited introduce  trades to UBS AG via UBS Limited.



UBS AG Ref:       37503107
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